Fund JPMorgan Core Bond Fund
Trade Date 9/26/2008
Issuer EOG Resources Inc (EOG 6.78% 10/01/2018)
Cusip 26875PAC
Bonds 1,800,000.00
Offering Price $99.47
Spread $0.65
Cost $1,790,370
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.57%
Syndicate Members Banc of America Securities Inc,
Citigroup Global Markets Inc, JPMorgan Securities,
Deutsche Bank Securities Inc, Lazard Capital Markets
LLC, UBS Securities.
Fund JPMorgan Core Bond Fund
Trade Date 10/7/2008
Issuer Southern California Edison (EIX 5.75%
3/15/2014)
Cusip 842400FK
Bonds 1,400,000
Offering Price $99.49
Spread $0.60
Cost $1,392,888
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.40%
Syndicate Members Banc of America Securities LLC,
Citigroup Global Markets Inc, Deutsche Bank
Securities Inc, JPMorgan Securities, Cabrera Capital
Markets Inc, UBS Securities
Fund JPMorgan Core Bond Fund
Trade Date 10/23/2008
Issuer National Rural Utilities Cooperative
Finance Corporation (NRUC 10.375% 11/1/2018)
Cusip 637432LR
Bonds 455,000
Offering Price $99.24
Spread $0.65
Cost $451,528
Dealer Executing Trade Deutsche Bank Alex Brown Inc.
% of Offering  purchased by firm 1.15%
Syndicate Members Deutsche Bank Securities Inc,
JPMorgan Securities, Merrill Lynch & Co, RBS
Greenwich Capital, Keybanc Capital Markets, Lazard
Capital Markets LLC, Mizuho Securities USA, Suntrust
Capital Markets, US Bancorp Investments Inc
Fund JPMorgan Core Bond Fund
Trade Date 11/18/2008
Issuer Kroger Company (KR 7.5% 1/15/2014)
Cusip 501044CL
Bonds 2,000,000
Offering Price $99.81
Spread $0.60
Cost $1,996,160
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 0.53%
Syndicate Members Goldman Sachs & Co, JPMorgan
Securities, Bank of New York Mellon Corp, CastleOak
Securities LP, Rabobank Nederland IS, RBS Greenwich
Capital, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Fund
Trade Date 11/25/2008
Issuer Burlington North Santa Fe (BNI 7.0%
2/1/2014)
Cusip 12189TBB
Bonds 1,300,000
Offering Price $99.98
Spread $0.60
Cost $1,299,779
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 3.63%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs & Co, JPMorgan Securities, Bank Of New
York Mellon Corp, BNP Paribas Securities Corp, US
Bancorp Investments, Utendahl Capital Partners LP.
Fund JPMorgan Core Bond Fund
Trade Date 11/25/2008
Issuer Dominion Resources (D 8.875% 1/15/2019)
Cusip 25746UBG
Bonds 1,500,000
Offering Price $99.97
Spread $0.60
Cost $1,499,580
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.39%
Syndicate Members Barclays Capital, JPMoragn
Securities, Credit Suisse, Deutsche Bank Securities
Inc, Keybanc Capital Markets, BB&T Capital Markets,
HVB Capital Markets Inc, Scotia Capital Inc, Suntrust
Robinson Humphrey
Fund JPMorgan Core Plus Bond Fund
Trade Date 9/26/2008
Issuer EOG Resources Inc (EOG 6.78% 10/01/2018)
Cusip 26875PAC
Bonds 200,000.00
Offering Price $99.47
Spread $0.65
Cost $198,930
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.57%
Syndicate Members Banc of America Securities Inc,
Citigroup Global Markets Inc, JPMorgan Securities,
Deutsche Bank Securities Inc, Lazard Capital Markets
LLC, UBS Securities.
Fund JPMorgan Core Plus Bond Fund
Trade Date 2/10/2009
Issuer Denbury Resources Inc. (DNR 9.75%
03/01/2016)
Cusip 247916AB
Bonds 85,000
Offering Price $92.82
Spread $2.00
Cost $78,893.60
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.43%
Syndicate Members Banc of America Securities, LLC,
JPMorgan Securities, BBVA Securities Inc., Calyon
Securities USA Inc., Comerica Securities, Fortis
Securities, Keybanc Capital Markets, Scotia Capital
Inc., US Bancorp Investment Inc., Wachovia Capital
Markets, Wedbush Morgan Securities, Inc.
Fund JPMorgan Core Plus Bond Fund
Trade Date 2/26/2009
Issuer Tyson Foods, Inc. (TSN, 10.5% 03/01/2014)
144A
Cusip 902494AQ
Bonds 150,000
Offering Price $92.76
Spread $2.00
Cost $139,134.00
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.23%
Syndicate Members Banc of America Securities, LLC,
Barclays Capital, JPMorgan Securities,  Wachovia
Securities Inc., Rabo Securities USA, Inc., Morgan
Keegan & Co.
Fund JPMorgan High Yield Bond Fund
Trade Date 12/9/2008
Issuer El Paso Corp (EP 12.0% 12/12/2013)
Cusip 28336LBS
Bonds 50,000
Offering Price $88.91
Spread $1.00
Cost $4,445,450
Dealer Executing Trade Morgan Stanley & Co.
% of Offering  purchased by firm 0.01%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs & Co, JPMorgan Securities, Morgan
Stanley, BMO Capital Markets, Fortis Securities,
Scotia Capital Inc, UniCredit SpA, Wells Fargo
Fund JPMorgan High Yield Bond Fund
Trade Date 1/7/2009
Issuer Anheuser Busch Inbev (ABIBB, 7.75%
1/15/2019) 144A
Cusip 03523TAB
Bonds 7,700,000
Offering Price $99.92
Spread $3.50
Cost $7,694,071.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members Banc of America Securities LLC,
Barclays Capital, Deutsche Bank Securities Inc,
JPMorgan Securities, Mitsubishi UFJ Financial, Mizuho
Securities USA Inc, RBS Greenwich Capital, Scotia
Capital Inc, Rabo Securities USA Inc, Santander
Investment Securities Inc, TD Securities
Fund JPMorgan High Yield Bond Fund
Trade Date 1/8/2009
Issuer CSC Holdings Inc. (CVC, 8.5% 4/15/2014)
144A
Cusip 126304AW
Bonds 250,000
Offering Price $88.89
Spread $2.00
Cost $222,212.50
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.11%
Syndicate Members Banc of America Securities LLC,
Citigroup Global Markets Inc, Credit Suisse, Deutsche
Bank Securities Inc, JPMorgan Securities, BNP
Paribas, General Electric Capital Corp, Goldman Sachs
& Co, RBS Greenwich Capital, Scotia Capital Inc, TD
Securities
Fund JPMorgan High Yield Bond Fund
Trade Date 1/14/2009
Issuer MetroPCS Wireless Inc. (PCS, 9.25%
11/01/14) 144A
Cusip 591709AG
Bonds 225,000
Offering Price $89.50
Spread $1.95
Cost $201,375.00
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.15%
Syndicate Members Banc of America Securities LLC,
HSBC Securities, JPMorgan Securities
Fund JPMorgan High Yield Bond Fund
Trade Date 1/23/2009
Issuer Petrohawk Energy (HAWK, 10.5% 08/01/2014)
144A
Cusip 716495AE
Bonds 1,525,000
Offering Price $91.28
Spread $2.00
Cost $1,392,004.75
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.41%
Syndicate Members Banc of America Securities LLC, BMO
Capital Markets Corp, BNP Paribas, JPMorgan
Securities, Wachovia Securities Inc, Barclays
Capital, Calyon Securities USA Inc, Capital One
Southcoast Inc, Fortis Securities, RBC Capital
Markets, BBVA Securities Inc, Citigroup Global
Markets Inc, Natixis Bleichroeder Inc, Piper Jaffray
& Co, Wedbush Morgan Securities Inc.
Fund JPMorgan High Yield Bond Fund
Trade Date 1/28/2009
Issuer Inergy LP (NRGY,  8.75% 03/01/2015) 144A
Cusip 45661TAF
Bonds 750,000
Offering Price $90.19
Spread $2.00
Cost $676,432.50
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Banc of America Securities Inc,
JPMorgan Securities, Wachovia Securities Inc,
Barclays Capital, BOSC Inc, Mitsubishi UFJ
Securities, Societe Generale, UBS Securities LLC
Fund JPMorgan High Yield Bond Fund
Trade Date 2/4/2009
Issuer El Paso Corporation (EP 8.25% 02/15/
2016)
Cusip 28336LBT
Bonds 5,600,000
Offering Price $95.54
Spread $1.00
Cost $5,349,960.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.72%
Syndicate Members Citigroup Global Markets, Inc.,
Deutsche Bank Securities Inc., JPMorgan Securities,
Morgan Stanley, Barclays, Credit Suisse, Fortis
Securiites, Scotia Capital Inc., Societe Generale,
UBS Investment Bank/US, UniCredit Capital Markets
Inc., Willams Capital Group LP.
Fund JPMorgan High Yield Bond Fund
Trade Date 2/10/2009
Issuer Denbury Resources Inc. (DNR 9.75%
03/01/2016)
Cusip 247916AB
Bonds 600,000
Offering Price $92.82
Spread $2.00
Cost $556,896.00
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.43%
Syndicate Members Banc of America Securities, LLC,
JPMorgan Securities, BBVA Securities Inc., Calyon
Securities USA Inc., Comerica Securities, Fortis
Securities, Keybanc Capital Markets, Scotia Capital
Inc., US Bancorp Investment Inc., Wachovia Capital
Markets, Wedbush Morgan Securities, Inc.
Fund JPMorgan High Yield Bond Fund
Trade Date 2/11/2009
Issuer Forest Oil Corporation (FST 8.50%
02/15/2014) 144A
Cusip 346091BC
Bonds 600,000
Offering Price $95.15
Spread $1.95
Cost $570,900.00
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.24%
Syndicate Members Banc of America Securities, LLC,
Credit Suisse, Deutsche Bank Securities Inc.,
JPMorgan Chase & Co., Wachovia Securities Inc., BNP
Paribas, Scotia Capital Inc., TD Securities.
Fund JPMorgan High Yield Bond Fund
Trade Date 2/11/2009
Issuer HCA Inc (HCA 9.875% 02/15/2017) 144A
Cusip 404119BB
Bonds 800,000
Offering Price $96.67
Spread $2.13
Cost $773,384.00
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.49%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., JPMorgan Securities,
Wachovia Securities Inc., Barclays Capital, Credit
Suisse,Deutsche Bank Securities Inc., Goldman Sachs
& Co., KKR Capital Markets, LLC.
Fund JPMorgan High Yield Bond Fund
Trade Date 2/26/2009
Issuer Tyson Foods, Inc. (TSN, 10.5% 03/01/2014)
144A
Cusip 902494AQ
Bonds 1,500,000
Offering Price $92.76
Spread $2.00
Cost $1,391,340.00
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.23%
Syndicate Members Banc of America Securities, LLC,
Barclays Capital, JPMorgan Securities,  Wachovia
Securities Inc., Rabo Securities USA, Inc., Morgan
Keegan & Co.
Fund JPMorgan Intermediate Bond Fund
Trade Date 10/7/2008
Issuer Southern California Edison (EIX 5.75%
3/15/2014)
Cusip 842400FK
Bonds 250,000
Offering Price $99.49
Spread $0.60
Cost $248,730
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.40%
Syndicate Members Banc of America securities LLC,
Citigroup Global Markets Inc, Deutsche Bank
Securities Inc, JPMorgan Securities, Cabrera Capital
Markets Inc, UBS Securities
Fund JPMorgan Intermediate Bond Fund
Trade Date 10/23/2008
Issuer National Rural Utilities Cooperative
Finance Corporation (NRUC 10.375% 11/1/2018)
Cusip 637432LR
Bonds 150,000
Offering Price $99.24
Spread $0.65
Cost $148,856
Dealer Executing Trade Deutsche Bank Alex Brown Inc.
% of Offering  purchased by firm 1.15%
Syndicate Members Deutsche Bank Securities Inc,
JPMorgan Securities, Merrill Lynch & Co, RBS
Greenwich Capital, Keybanc Capital Markets, Lazard
Capital Markets LLC, Mizuho Securities USA, Suntrust
Capital Markets, US Bancorp Investments Inc
Fund JPMorgan Intermediate Bond Fund
Trade Date 11/18/2008
Issuer Kroger Company (KR 7.5% 1/15/2014)
Cusip 501044CL
Bonds 225,000
Offering Price $99.81
Spread $0.60
Cost $224,568
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 0.53%
Syndicate Members Goldman Sachs & Co, JPMorgan
Securities, Bank of New York Mellon Corp, CastleOak
Securities LP, Rabobank Nederland IS, RBS Greenwich
Capital, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Fund
Trade Date 11/25/2008
Issuer Dominion Resources (D 8.875% 1/15/2019)
Cusip 25746UBG
Bonds 100,000
Offering Price $99.97
Spread $0.60
Cost $99,972
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.39%
Syndicate Members Barclays Capital, JPMoragn
Securities, Credit Suisse, Deutsche Bank Securities
Inc, Keybanc Capital Markets, BB&T Capital Markets,
HVB Capital Markets Inc, Scotia Capital Inc, Suntrust
Robinson Humphrey
Fund JPMorgan Short Duration Bond Fund
Trade Date 2/26/2009
Issuer Chevron Corporation (CVX 3.95%
03/03/2014)
Cusip 166751AH
Bonds 800,000
Offering Price $99.82
Spread $0.35
Cost $798,528.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.43%
Syndicate Members Barclays Capital, Morgan Stanley,
Citigroup Global Markets, Inc., Greenwich Capital
Markets, Inc., JPMorgan Securities, Blaylock Robert
Van LLC., BNP Paribas Securities Corp., Calyon
Securities USA Inc., Deutsche Bank Securities Inc.,
Guzman & Co., Loop Capital Markets LLC., Mitsubishi
UFJ Securities Internat, Mizuho Securities USA Inc.,
RBC Capital Markets, SG Americas Securities, LLC.,
Standard Chartered Bank (US), Williams Capital Group,
LP.
Fund JPMorgan Arizona Municipal Bond Fund
Trade Date 11/14/2008
Issuer Arizona School Facilities Board (AZSEDU
5.25% 9/01/2023)
Cusip 04057PHM
Bonds 1,000,000
Offering Price $96.80
Spread $0.41
Cost $96,798,000
Dealer Executing Trade RBC Dain Rauscher (Fixed
Income)
% of Offering  purchased by firm 0.17%
Syndicate Members JPMorgan Securities, Citigroup
Global Markets, Merrill Lynch & Co, Samuel A. Ramirez
& Co, Wachovia Capital Markets, RBC Dain Rauscher
Fund JPMorgan Kentucky Municipal Bond Fund
Trade Date 10/9/2008
Issuer Kentucky St Property & Buildings (KYSFAC
5.375% 11/01/2023)
Cusip 49151EU7
Bonds 1,000,000
Offering Price $97.00
Spread $0.51
Cost $97,000,000
Dealer Executing Trade Morgan Keegan & Company Inc
% of Offering  purchased by firm 0.27%
Syndicate Members Citigroup Global Markets, Hilliard
Lyons Investments, National City Investments Inc,
Morgan Keegan & Co, JPMorgan Securities, Wachovia
Capital Markets, Edward Jones Investments, First
Kentucky Securities Corp, Ross Sinclair LLC, Merrill
Lynch & Co
Fund JPMorgan Municipal Income Fund
Trade Date 9/5/2008
Issuer Massachusetts St. Cons-Series A (MAS
5.00% 8/01/2024)
Cusip 57582PLL
Bonds 5,250,000
Offering Price $105.50
Spread $0.05
Cost $553,890,750
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 0.80%
Syndicate Members Fidelity Capital Markets, Goldman
Sachs & Co, JPMorgan Securities, Lehman Brothers Inc,
Merrill Lynch & Co, Bank of America Securities LLC,
Cabrera Capital Markets Inc, Corby Capital Markets,
Depfa First Albany Securities, Eastern Bank
Invetsments, Finacorp Securities, Loop Capital
Markets LLC, M.R. Beal & Co, Melvin & Co LLC, Morgan
Keegan & Co, RBC Dain Rauscher, Samuel A. Ramirez &
Co, Raymond James Investments, Southwest Securities
Inc, Sovereign Securities, Wachovia Capital Markets,
Citigroup Global Markets
Fund JPMorgan Ohio Municipal Bond Fund
Trade Date 9/11/2008
Issuer Ohio St Higher EDL Facility-Series A
(OHSHGR 5.00% 1/01/2026)
Cusip 67756AF4
Bonds 2,000,000
Offering Price $99.11
Spread $0.54
Cost $198,220,000
Dealer Executing Trade KeyBanc Capital Markets Inc.
% of Offering  purchased by firm 0.44%
Syndicate Members JPMorgan Securities, KeyBanc
Capital Markets Inc
Fund JPMorgan Short Term Municipal Bond Fund
Trade Date 11/14/2008
Issuer Arizona School Facilities Board (AZSEDU
5.50% 9/01/2013)
Cusip 04057PGX
Bonds 1,700,000
Offering Price $107.03
Spread $0.41
Cost $181,944,200
Dealer Executing Trade RBC Dain Rauscher (Fixed
Income)
% of Offering  purchased by firm 0.74%
Syndicate Members JPMorgan Securities, Citigroup
Global Markets, Merrill Lynch & Co, Samuel A. Ramirez
& Co, Wachovia Capital Markets, RBC Dain Rauscher
Fund JPMorgan Tax Free Bond Fund
Trade Date 10/23/2008
Issuer Glendale AZ Western Loop-Series A (GLEFAC
7.00% 7/01/2038)
Cusip 378343AL
Bonds 15,000,000
Offering Price $96.85
Spread $0.33
Cost $1,452,690,000
Dealer Executing Trade Wachovia Capital Markets Bank
N.A.
% of Offering  purchased by firm 10.01%
Syndicate Members JPMorgan Securities, Merrill Lynch
& Co, Siebert Brandford Shank & Co LLC, Wachovia
Capital Markets
Fund JPMorgan Tax Free Bond Fund
Trade Date 10/23/2008
Issuer New York NY City Municipal Water Finance
Authority-Series A (NYCUTL 5.75% 6/15/2040)
Cusip 64972FXS
Bonds 5,000,000
Offering Price $97.85
Spread $0.67
Cost $489,265,000
Dealer Executing Trade M.R. Beal and Company
% of Offering  purchased by firm 1.68%
Syndicate Members Depfa First Albany Securities,
Merrill Lynch & Co, Siebert Brandford Shank & Co LLC,
Bank of America Securities LLC, Barclays Capital
Markets, Citigroup Global Markets, Goldman Sachs &
Co, JPMorgan Securities, Loop Capital Markets LLC,
Morgan Stanley & Co Inc, Raymond James Investments,
Wachovia Capital Markets, Piper Jaffray & Co, Prager
McCarthy & Sealy Investments Inc, RBC Dain Rauscher,
Roosevelt & Cross Inc, MR Beal & Co
Fund JPMorgan Tax Free Bond Fund
Trade Date 10/24/2008
Issuer New Jersey St Housing & Mortgage Agency
(NJSHSG 6.375% 10/01/2028)
Cusip 6461292E
Bonds 5,000,000
Offering Price $100.00
Spread $0.76
Cost $500,000,000
Dealer Executing Trade BancAmerica Securities Inc
% of Offering  purchased by firm 2.93%
Syndicate Members JPMorgan Securities, Citigroup
Global Markets, Depfa First Albany Securities,
Raymond James Investments, Sturdivant & Co, Bank of
America Secuities LLC
Fund JPMorgan Tax Free Bond Fund
Trade Date 11/6/2008
Issuer Harris County Texas Health Facilities
(HARMED 7.25% 12/01/2035)
Cusip 414152SR
Bonds 3,500,000
Offering Price $99.41
Spread $0.96
Cost $347,924,500
Dealer Executing Trade RBC Dain Rauscher (Fixed
Income)
% of Offering  purchased by firm 1.54%
Syndicate Members JPMorgan Securities, Siebert
Brandford Shank & Co LLC, RBC Dain Rauscher
Fund JPMorgan Tax Free Bond Fund
Trade Date 11/7/2008
Issuer Los Angeles CA Water & Power (LOSPWR
5.25% 7/01/2038)
Cusip 544495PU
Bonds 5,000,000
Offering Price $95.94
Spread $0.60
Cost $479,690,000
Dealer Executing Trade Siebert  Brandford  Shank &
Co.  LLC
% of Offering  purchased by firm 1.36%
Syndicate Members Citigroup Global Markets, De La
Rosa & Co, Goldman Sachs & Co, JPMorgan Securities,
Morgan Stanley & Co Inc, Backstrom McCarley Berry &
Co, Samuel A. Ramirez & Co, Siebert Brandford Shank &
Co LLC
Fund JPMorgan Tax Free Bond Fund
Trade Date 12/18/2008
Issuer New Jersey Transportation Trust Fund
Authority (NJSTRN Zero Coupon 12/15/2036)
Cusip 646136WH
Bonds 25,000,000
Offering Price $14.11
Spread $0.55
Cost $352,775,000
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 2.23%
Syndicate Members Citigroup Global Markets, M.R. Beal
& Co, Bank of America Securities LLC, BB&T Capital
Markets, Janney Montgomery Scott LLC, JPMorgan
Securities, Loop Capital Markets LLC, Northwest
Capital Markets Inc, PNC Securities, Powell Capital
Markets Inc, Samuel A. Ramirez & Co, Raymond James
Investments, RBC Dain Rauscher, Siebert Brandford
Shank & Co LLC, Wachovia Capital Markets, Merrill
Lynch & Co
Fund JPMorgan Arizona Municipal Bond Fund
Trade Date 1/15/2009
Issuer Salt River Project Agricultural
Improvements Series A (5.000% 1/1/2021)
Cusip 79575DZV
Bonds 1,500,000
Offering Price $109.58
Spread $0.54
Cost $164,371,500
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, JPMorgan
Securities, Ciitigroup Global Markets Inc, Goldman
Sachs
Fund JPMorgan Tax Free Bond Fund
Trade Date 1/20/2009
Issuer Long Island Power Authority Series A
(5.250% 4/1/2022)
Cusip 542690T6
Bonds 4,895,000
Offering Price $105.16
Spread $0.58
Cost $514,777,780
Dealer Executing Trade Morgan Stanley And Company
Inc New York
% of Offering  purchased by firm 1.12%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs, Bank of America, DEPFA First Albany,
First Southwest Securities, JPMorgan Securities, Loop
Captial, Merrill Lynch & Co, Samuel A. Ramirez & Co
Inc, Dain Rauscher, Roosevelt Cross, Siebert
Brandford  Shank & Co.  LLC, Wachovia, Morgan Stanley
Fund JPMorgan Tax Free Bond Fund
Trade Date 2/19/2009
Issuer New York City Municipal Water Finance
Series FF-2 (5.50% 6/15/2040)
Cusip 64972FA9
Bonds 5,000,000
Offering Price $103.98
Spread $0.58
Cost $519,895,000
Dealer Executing Trade Siebert  Brandford  Shank &
Co.  LLC
% of Offering  purchased by firm 1.85%
Syndicate Members Merrill Lynch, MR Beal & Co,
Siebert  Brandford  Shank & Co.  LLC, Bank of
America, Barclays Capital, Citigroup Global Markets
Inc, Goldman Sachs, JPMorgan Securities, Loop
Capital, Morgan Stanley, Raymond James, Wachovia,
Piper Jaffrey, Prager, Dain Rauscher, Roosevelt
Cross,
 DEPFA First Albany
Fund JPMorgan West Virginia Municipal Bond Fund
Trade Date 1/15/2009
Issuer Salt River Project Agricultural
Improvements Series A (5.000% 1/1/2021)
Cusip 79575DZV
Bonds 500,000
Offering Price $109.58
Spread $0.54
Cost $54,790,500
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, JPMorgan
Securities, Ciitigroup Global Markets Inc, Goldman
Sachs